UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 10, 2008

Date of Report (Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-32877	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of Principal Executive Offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountants.

On April 10, 2008, Pro-Pharmaceuticals, Inc. (the “Company”), based on the decision of the Audit Committee of its Board of Directors, dismissed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm and engaged Vitale Caturano & Company, Ltd. (“Vitale”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. On April 14, 2008 the Company issued a news release announcing the change in its independent registered public accounting firm.

D&T’s reports on the Company’s financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and 2006 and through the date of dismissal, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to D&T’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided D&T with a copy of the disclosures in the preceding two paragraphs and requested in writing that D&T furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. D&T provided a letter, dated April 14, 2008 stating its agreement with such statements, which is included as an exhibit to this Form 8-K.

During the years ended December 31, 2007 and 2006 and through the date of the Audit Committee’s decision, the Company did not consult Vitale with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company is filing an amendment to its preliminary proxy statement for the 2008 annual meeting of stockholders that includes certain disclosure contained in this report.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 14, 2008 with respect to the disclosure in this Form 8-K.

99.1	News release dated April 14, 2008 by Pro-Pharmaceuticals, Inc. announcing the change of independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ Anthony D. Squeglia
Anthony D. Squeglia
Chief Financial Officer

Date: April 14, 2008